Exhibit 10.9

Execution Version

BULLISH GLOBAL AND AFFILIATES

AND

BLOCK.ONE AND AFFILIATES

AND

FAR PEAK ACQUISITION CORPORATION

CONTRIBUTION AGREEMENT

Execution Version

CONTENTS

Clause		Page
1.	DEFINITIONS AND INTERPRETATION	4
2.	CONTRIBUTION AND TRANSFER	6
3.	OVERSIGHT	8
4.	INTERACTION WITH MASTER SERVICES AGREEMENT	8
5.	ACTIONS AND CONSENTS	9
6.	WARRANTIES	10
7.	TAX	12
8.	POST COMPLETION	12
9.	LIABILITY	13
10.	TERMINATION	15
11.	GENERAL	15
12.	GOVERNING LAW AND JURISDICTION	16
SCHEDULE 1 THE ORIGINAL PARTIES		17
SCHEDULE 2 OBLIGATIONS AT COMPLETION		18
SCHEDULE 3 EMPLOYEES		2
SCHEDULE 4 LEASES		3
SCHEDULE 5 EQUIPMENT		5
SCHEDULE 6 VENDOR CONTRACTS		7

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Execution Version

This CONTRIBUTION AGREEMENT (the “Agreement”) is dated 8 July 2021.

PARTIES

(1)	BLOCK.ONE AND ITS AFFILIATES identified in Part A of Schedule 1 (each a “Contributor” and, collectively, the “Contributors”);

(2)	BULLISH GLOBAL AND ITS AFFILIATES identified in Part B of Schedule 1 (each a “Recipient” and, collectively, the “Recipients”);

(3)	FAR PEAK ACQUISITION CORPORATION, a Cayman Islands exempted company (the “Purchaser”);

(4)	EACH BLOCK.ONE AFFILIATE that accedes to this Agreement as a Contributor pursuant to Part C of Schedule 1 from time to time (also a “Contributor”); and

(5)	EACH BULLISH GLOBAL AFFILIATE that accedes to this Agreement as a Recipient pursuant to Part C of Schedule 1 from time to time (also a “Recipient”),

the Recipients, the Contributors and the Purchaser together being the “Parties” and each a “Party”.

BACKGROUND

(A)

The Contributors and the Recipients are Affiliates. The Contributor Group established the Recipient Group for the purposes of incubating and launching a new cryptocurrency exchange and financial services business under the “Bullish” brand.

(B)

The Contributors obtained various Resources for the Bullish business, including dedicated Employees, Equipment used by the Employees, Leases and third-party Vendor Contracts for products and services relevant to the planned business.

(C)

Under the Master Services Agreement, the Contributor Group provides to the Recipient Group a range of services necessary to develop the Bullish business and its products, and through these arrangements the Recipient Group receives the benefit of the Resources.

(D)

In connection with the Recipient Group undergoing a business combination and becoming a listed business pursuant to the Business Combination Agreement, the Parties have determined that the Resources that are presently utilised by the Contributor Group for developing the Bullish business and which will be required for, or used in connection with, operating the Bullish business by the Recipient Group (as identified in Schedules 3 through 6) should be transferred from the Contributor Group to the Recipient Group.

(E)

Until this transfer is complete, the Parties shall ensure that the Recipient Group continues to receive the benefit of such Resources under the Amended & Restated Master Services Agreement (the “Master Services Agreement”), entered into by the Contributor Group and the Recipient Group on or about the date hereof. In limited cases, completion of such transfer of certain Resources may in turn necessitate the benefit thereof being provided to the Contributor Group on a temporary basis under the Master Services Agreement.

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AGREED TERMS

1.	DEFINITIONS AND INTERPRETATION

1.1	The definitions and rules of interpretation in this clause apply in this Agreement.

“Affiliate” means in relation to a person, any person which, directly or indirectly, Controls, is Controlled by or is under the common Control of the first mentioned person which includes a holding company of that person and each and any Affiliate of a holding company of that person, which is existing at the relevant time.

“Assumed Liabilities” means, in respect of any Resource, all unpaid debts, liabilities and obligations and claims, whether actual or contingent, relating to such Resource and which arose or arise on or after 1 January 2021; provided, that the Assumed Liabilities shall not include an obligation of any Recipient to reimburse any Contributor for any payments actually made under Vendor Contracts, any salaries or other benefits actually paid to Employees or any payments actually made for the purchase or maintenance of any Equipment, in each case, on or prior to the date of this Agreement.

“Business Combination Agreement” means the business combination agreement to be entered into between, among others, Purchaser and Bullish Global.

“Business Day” means a day, other than a Saturday, Sunday or public holiday in Hong Kong, when banks in Hong Kong are open for business.

“Completion” means in respect of each Resource, the time at which the Transfer of that Resource has been completed by all required formalities having been observed in accordance with Schedule 2 and the relevant Transfer documentation.

“Control” means, with respect to a corporation, the right to exercise, directly or indirectly, more than 50 per cent. of the voting rights attributable to the shares of the controlled corporation and, with respect to any person other than a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, and references to “Controlled by”, “Controls” and “under common Control with” shall be construed accordingly.

“Contributor Group” means the Contributors collectively and/or individually.

“Employees” means the persons identified at Schedule 3, subject to any amendments agreed pursuant to clauses 3.2 and 3.3.

“Encumbrance” means any right to acquire an interest in, or equity of, any person (including any right to acquire, option or right of pre-emption) or any mortgage, charge, pledge, lien, assignment, hypothecation, security interest, title retention or any other security agreement or arrangement, but not including any lien that may be implied by operation of applicable law.

“Equipment” means information technology equipment, office furniture, fixtures, fittings and equipment owned by the Contributor and located in the Leased Premises or issued to the Employees, the principal items of which are set out in Schedule 5, subject to any amendments agreed pursuant to clauses 3.2 and 3.3.

“Excluded Liabilities” means in respect of any Resource any unpaid Tax liability relating to such Resource for which the Contributor is or will become liable in respect of periods prior to 1 January 2021.

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“Interim Period” has the meaning set forth in the Business Combination Agreement.

“Leased Premises” means the office premises leased or licensed under the Leases.

“Leases” means the office leases and licences, particulars of which are set out in Schedule 4, subject to any amendments agreed pursuant to clauses 3.2 and 3.3.

“Recipient Group” means the Recipients collectively and/or individually.

“Records” means, in respect of any Leased Premises or Equipment, any user manuals, warranty documents, service records, certificates of use and similar documents relating to such Resource in the possession or under the control of the Contributor.

“Resource” means each of the Employees, Leases, piece of Equipment and Vendor Contract.

“Sunset Date” means the later of (a) the date falling one year after the date of this Agreement and (b) the date on which no Resources remain to be Transferred pursuant to the terms of this Agreement, other than (i) Resources that are not material to the operation of the Recipient Group’s business and (ii) Resources for which comparable replacement resources are readily available in the market on commercially reasonable terms.

“Tax” means all forms of taxation, duties, rates, levies, contributions, withholdings, deductions, liabilities to account, and charges.

“Third Party Consent” means a consent, licence, approval, authorisation or waiver required from a third party for the conveyance, transfer, assignment or novation in favour of the Recipient of any of the Resources.

“Transfer” means:

(a)	in respect of an Employee, the signing of an employment agreement between the Recipient and the Employee;

(b)

in respect of a Lease, (i) the assignment or subletting of the Lease to the Recipient, or (ii) the entry by the Recipient of a new lease for the Leased Premises on terms and conditions satisfactory to such Recipient or, during the Interim Period, the Purchaser and such Recipient;

(c)	in respect of Equipment, the transfer of ownership of the Equipment to the Recipient; and

(d)

in respect of a Vendor Contract, (i) the assignment or novation of the Vendor Contract to the Recipient, (ii) the entry by the Recipient of a new contract on substantially similar terms and conditions as the Vendor Contract and possibly the termination of the original Vendor Contract (or other related agreement), or (iii) other relevant measures provided for in the Vendor Contract to effectuate the transfer from the Contributor to the Recipient.

“Transfer Parties” means, in respect of each Resource, the Contributor that is required to Transfer that Resource and the Recipient to whom that Resource shall be Transferred.

“VAT” means value added tax or any equivalent Tax chargeable.

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“Vendor Contracts” means each of the contracts listed at Schedule 6, subject to any amendments agreed pursuant to clauses 3.2 and 3.3.

1.2

In this Agreement, unless the context otherwise expressly requires, a reference to a clause or Schedule is a reference to a clause or Schedule of or to this Agreement. The Schedules form an integral part of this Agreement and references to this Agreement shall include its Schedules.

1.3	The headings used in this Agreement do not affect its interpretation.

1.4	Unless specified otherwise in this Agreement:

(a)	“include”, “includes” and “including” shall mean including without limitation;

(b)

a “person” includes any person, individual, company, firm, corporation, government, state or agency of a state or any undertaking (whether or not having separate legal personality and irrespective of the jurisdiction in or under the law of which it was incorporated or exists);

(c)	words denoting the singular include the plural and vice versa and words denoting any gender include all genders; and

(d)

a statutory provision shall include any subordinate legislation made from time to time under that provision which is in force during the term of this Agreement together with any amending, consolidating or successor legislation which takes effect from time to time in the relevant jurisdiction during the term of this Agreement.

1.5

This Agreement shall be binding on, and inure to the benefit of, the Parties and their respective successors and permitted assigns, and references to any Party shall include that Party’s successors and permitted assigns.

2.	CONTRIBUTION AND TRANSFER

2.1

Each Contributor hereby agrees, in respect of each Resource to be Transferred by it and subject to the remainder of this Agreement, to use commercially reasonable efforts to Transfer each Resource to the appropriate Recipient in accordance with the terms of this Agreement. Each Recipient hereby agrees, in respect of each Resource to be Transferred to it, to accept the Transfer of that Resource by the relevant Contributor in accordance with the terms of this Agreement.

2.2

The Parties agree that the Completion of all Transfers to be made under this Agreement shall be effectuated as soon as reasonably practicable taking into consideration the target dates set forth on the relevant Schedules with respect to each such Resource. The Parties will use commercially reasonable efforts to cooperate to achieve a coordinated and seamless transition of the Resources in a manner that will minimise any business disruption.

2.3	The Transfer of each of the Resources is not dependent on the Transfer of any of the other Resources, such that the Transfer of each Resource may be Completed separately and at different times.

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2.4

The Transfer Parties shall use commercially reasonable efforts to effect Completion for each of the Resources in accordance with the transfer plan set forth herein, including taking reasonable steps at their own cost prior to the intended date of Transfer to:

(a)	obtain all required permissions, consents and approvals that may be required to implement that Transfer; and

(b)	complete all consultations with affected staff as required under applicable law.

2.5

At Completion of the Transfer of each Resource, the Transfer Parties shall execute any and all documents that may be necessary or desirable to effect Completion of that Transfer, the Transfer Parties shall comply with their respective obligations set out in Schedule 2.

2.6

Each Party shall notify the relevant other Transfer Party(ies) if that Party becomes aware of any circumstance or event that may delay the implementation of the Transfers and take all reasonable steps at the request of the other Parties in such an event to minimise any disruption or additional or wasted costs incurred by the other Parties.

2.7	As at the date of Completion for each Resource, and as consideration for the Transfer, the relevant Recipient shall:

(a)

(in respect of all Leases, Equipment and Vendor Contracts) assume and agrees to pay, perform and discharge the Assumed Liabilities. Other than the Assumed Liabilities, such Recipient shall not assume any liabilities or obligations of the relevant Contributor or its Affiliates of any kind, whether known or unknown, contingent, matured or otherwise, whether currently existing or hereinafter created (including the Excluded Liabilities);

(b)	(in respect of Employees) become responsible for payment of all salaries and other benefits payable to those Employees arising solely in respect of periods after the date of Completion; and

(c)	(in respect of Equipment) pay to the Contributor of that Resource such arm’s length consideration as the Transfer Parties may have agreed.

2.8

The Parties agree that the Recipient’s compliance with clause 2.7 constitutes good and valuable consideration for the relevant Transfer and that no further consideration shall be payable by a Recipient to a Contributor for or in respect of any Transfer.

2.9	Completion of each Transfer shall occur once:

(a)	in respect of Employees, those Employees have entered into a new employment contract with the Recipient;

(b)	in respect of Equipment, that Equipment has been delivered or made available to the Recipient; and

(c)	in respect of Leases and Vendor Contracts, upon the applicable Transfer documentation being executed.

2.10

Nothing in this Agreement shall require a Contributor to, and nothing in this Agreement shall operate to, Transfer a Resource to a Recipient where to do so would cause the Contributor to breach any applicable law. In any such instance where the issue cannot be expeditiously resolved, the Parties shall by mutual agreement remove such Resource from the scope of this Agreement or determine an alternative approach to effecting the Transfer or obtaining a suitable alternative resource by the Recipient.

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3.	OVERSIGHT

3.1

The Parties shall establish an oversight committee (the “Oversight Committee”) consisting of one representative nominated by each of the Contributor Group and the Recipient Group. The Oversight Committee shall meet once per week or such other frequency as the Parties may agree from time to time to monitor the overall implementation of all Transfer-related activities under this Agreement. The Oversight Committee may determine in good faith the appropriate means of Transfer for any Resource and the actions the relevant Transfer Parties should take to achieve Completion.

3.2

If, at any time prior to Completion of a Transfer of a Resource, any Party identifies a Resource that ceases to be used in connection with, or is no longer relevant or applicable to, the Bullish business (including due to resignation of Employees, loss, damage or obsolescence of Equipment, or termination of any relevant Lease or Vendor Contract), such Party shall notify the Oversight Committee who shall make a determination as to the continued relevance or need of such Resource and, if applicable, amend the Schedules to this Agreement accordingly to remove such Resource. The Parties shall have no further obligations to each other under this Agreement in respect of a Resource that is removed from the Schedules pursuant to this clause 3.2.

3.3

If, at any time prior to the termination of this Agreement, any Party identifies any employee, asset, lease or vendor contract that is owned by, in the name of or employed by any Contributor and used in connection or relevant or applicable to the Bullish business, such Party shall notify the Oversight Committee who shall make a determination as to whether such resource should be included as a Resource under this Agreement and, if applicable, amend the Schedules to this Agreement accordingly to include such additional Employee, Equipment, Lease or Vendor Contract as a Resource.

3.4

There shall be no transfer of ownership, title or duty under this Agreement with respect to any contracts, rights, assets, receivables, obligations or duties of any Contributor, other than the Resources that are expressly identified in this Agreement.

3.5

Without limiting clause 3.5, no Recipient shall have any right in or claim under this Agreement to (a) any intellectual property of whatever nature of the Contributor Group, including software code, know-how or marks of whatever nature or (b) any cash, security, negotiable instrument, cryptocurrency or similar instrument of any Contributor Group member.

4.	INTERACTION WITH MASTER SERVICES AGREEMENT

4.1

For so long as Completion in respect of a Resource has not occurred, the Parties agree that the benefit of such Resource will be provided to the Recipient Group pursuant to the Master Services Agreement under the Work Orders (as defined in the Master Services Agreement) entered into between the Parties, and the relevant Recipient shall be responsible for the associated costs and charges as set forth in the Work Orders. For the avoidance of doubt, the Parties expressly agree that the Services (as defined in the Master Services Agreement) under the relevant Work Orders shall be deemed to include any and all services that may be required in connection with the Contributor Group satisfying its obligations pursuant to the terms of this Agreement.

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4.2	More specifically, until the relevant Completion and in accordance with the Master Services Agreement:

(a)	the Employees shall continue to be made available under the relevant Work Orders, using Equipment and Leased Premises where relevant; and

(b)

the Vendor Contracts and Leases shall continue to be treated as Supplier Contracts (as defined in the Master Services Agreement) under the relevant Work Orders entered into between Contributors and Recipients.

4.3

Where a Resource that may be relevant to the ongoing provision of Services has been Transferred to the Recipient Group, the relevant Recipient Group member shall give the Contributor Group access to or the use of such Resource in accordance with clause 6 of the Master Services Agreement.

4.4

To the extent that any Vendor Contract or Equipment is used at Completion by both a Recipient and any member of the Contributor Group for the business of the Contributor Group, the Recipient and the relevant Contributor(s) shall continue enter into a Work Order (as defined in the Master Services Agreement) to make that Resource available to the Contributor Group, provided that the Recipient shall not be required to make any such Resource available to a Contributor where to do so would cause the Recipient to breach any applicable law.

5.	ACTIONS AND CONSENTS

5.1

Each Party shall reasonably cooperate with the other Parties in connection with the performance of this Agreement and shall provide on a timely basis such information, decisions, data and assistance as another Party may reasonably require to enable it to perform its obligations in accordance with this Agreement.

5.2

In respect of Employees, the relevant Transfer Parties shall inform each of the Employees about the intended transfer of their employment to the Recipient, and in such notice, which shall be in accordance with all applicable employment laws and regulations, the Parties shall set forth the process which shall apply in the event the Employee chooses to accept or reject the offer of employment by the Recipient. If permitted by applicable regulation, communications by the relevant Transfer Parties shall encourage the Employees to accept employment with the Recipient and, in any event, shall not discourage the intended transfer of their employment to the Recipient. The Recipient’s offer of employment to each Employee shall be in substantially the same format as the current employment agreement and on terms no less favourable than the terms of the Employee’s employment agreement with the Contributor (including with respect to title, seniority, salary and other benefits). The Recipient shall use commercially reasonable efforts to provide for full recognition of aggregate term of service, accrued leave and continuation of benefits. The Recipient Group shall not hire substitute employees into roles intended for transferred Employees (or take or omit to take any other action that may cause the relevant Contributor to incur redundancy costs) without the relevant Contributor’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).

5.3

In respect of all Resources other than Employees, the relevant Contributor shall use commercially reasonable efforts to obtain any Third Party Consent required to Transfer that Resource to the Recipient by the target date for Completion, and the Recipient shall cooperate with the Contributor so far as is reasonable for such purposes. If any such

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Third Party Consent cannot be obtained, or seems reasonably unlikely to be obtained, then the Parties shall refer that Resource to the Oversight Committee to either remove such Resource from the scope of this Agreement or determine an alternative approach to effecting the Transfer or obtaining a suitable alternative resource by the Recipient.

5.4	No Contributor shall terminate any Vendor Contract or Lease or extend or renew any Vendor Contract or Lease unless such termination, extension or renewal is approved by the Oversight Committee.

5.5

In respect of each Lease, the relevant Transfer Parties shall use commercially reasonable efforts to implement (i) the transfer or subletting of such Lease or (ii) the surrender and re-lease of such Leased Premises or (iii) another appropriate Transfer mechanism for such Lease or Leased Premises as soon as practicable after the date hereof, having regard to the goal of completing such Transfers by the one year anniversary of the date hereof.

5.6

In respect of each Vendor Contract marked “A” in Schedule 6, upon the relevant Parties notifying the relevant contractual counterparty, this Agreement shall constitute the assignment by the relevant Contributor to the relevant Recipient of the benefit of such Vendor Contract and Completion in respect of each such Vendor Contract shall be deemed to have occurred on the date of the relevant notification. The notifications contemplated by this clause 5.6 shall be delivered to the relevant contractual counterparty consistent with the target date for Transfer unless the Oversight Committee determines otherwise.

5.7

In respect of each Vendor Contract marked “B” in Schedule 6, the relevant Contributor shall maintain such Vendor Contract until the stated expiration of the current term of such Vendor Contract and provide the benefit to the relevant Recipient under the Master Services Agreement and related Work Orders. As soon as reasonably practicable, the relevant Recipient shall negotiate acceptable terms and enter into a replacement contract with the relevant counterparty; provided, that during the Interim Period, the Purchaser’s written consent shall be required prior to the relevant Recipient entering into a replacement contract. The relevant Contributor shall cooperate with the Recipient so far as is reasonable for such purposes.

5.8

In respect of each Vendor Contract marked “C” in Schedule 6, the relevant Parties shall use commercially reasonable efforts to implement a novation of such Vendor Contract or another appropriate Transfer mechanism for such Vendor Contract as soon as practicable after the date hereof, having regard to the goal of completing such Transfers by the one year anniversary of the date hereof.

5.9

In respect of each Vendor Contract marked “D” in Schedule 6, prior to the date of this Agreement, the relevant Contributor assigned to the relevant Recipient the benefit of such Vendor Contract and the relevant Parties notified the relevant contractual counterparty accordingly. Completion in respect of such Vendor Contract shall be deemed to have occurred on the effective date of assignment as specified in the relevant notification.

6.	WARRANTIES

6.1	Each Party warrants to the others that:

(a)	it has the power to enter into this Agreement or will, at the time it enters into any document pursuant hereto, have the power to enter into such document;

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(b)

it has or shall have the power to perform its obligations under this Agreement and any document entered pursuant hereto and has taken or shall take all action necessary to authorise execution and delivery and the performance of its obligations; and

(c)	this Agreement and each document entered pursuant hereto constitutes or will constitute legal, valid and binding obligations of that Party in accordance with its terms.

6.2

Each Contributor warrants that its Resources set forth on the Schedules to this Agreement constitute in all material respects the entirety of such Contributor’s employees, leases, office and IT equipment and vendor contracts that are presently engaged in the development of the Bullish business and are required for the operation of the planned Bullish business.

6.3

As at Completion for any Employee, the relevant Contributor shall be deemed to warrant that it has consented to the hiring by the Recipient of the Employee and waives, with respect to the employment by the Recipient of such Employee, any claims or rights the Contributor may have against the Recipient or such Employee under any non-competition or employment agreement.

6.4

As at Completion for any Lease that is assigned to the Recipient, the relevant Contributor shall represent and warrant that there are no Encumbrances over such Lease (other than the interests of the relevant landlord) and the relevant Contributor has not agreed to create any Encumbrance over such Lease. If such Lease is assigned prior to Closing, such Contributor shall also be deemed to make the representations and warranties contained in Section 4.16(b) of the Business Combination Agreement as if such Lease was a “Company Real Property Lease” as defined therein; provided, that such representations and warranties shall expire at the Closing.

6.5

As at Completion for any Equipment, the relevant Contributor shall represent and warrant that it has good and marketable title to such Equipment, there are no Encumbrances over such Equipment and the relevant Contributor has not agreed to create any Encumbrance over such Equipment. If such Completion for any Equipment occurs prior to Closing, such Contributor shall also be deemed to make the representations and warranties contained in Section 4.16(a) of the Business Combination Agreement; provided, that such representations and warranties shall expire at the Closing.

6.6

As at Completion for any Vendor Contract that is assigned or novated to the Recipient Group, the relevant Contributor shall represent and warrant that it has neither received nor given written notice of termination of such Vendor Contract and, if such Vendor Contract is material to the conduct of the Recipient Group’s business, the relevant Contributor shall be deemed to warrant that it is not in material breach of such Vendor Contract. If such Completion for any Vendor Contract occurs prior to Closing, such Contributor shall also be deemed to make the representations and warranties contained in Section 4.12(b) of the Business Combination Agreement as if such Vendor Contract was a “Company Material Contract” as defined therein; provided, that such representations and warranties shall expire at the Closing.

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7.	TAX

7.1

If VAT is chargeable in connection with the Transfer of any Resource under this Agreement, the relevant Recipient shall pay the relevant Contributor the amount of that VAT immediately on receipt of the relevant VAT invoice together with a copy of confirmation from the relevant authority that VAT is payable.

8.	POST COMPLETION

8.1

After Completion, each Party shall immediately pass to the other all correspondence, information, orders, enquiries and other documentation, items and all money relating to or connected with the relevant Resource and which are properly directed to another Party.

8.2

After Completion, the Recipient Group shall give the Contributor Group such reasonable access to the Records for the relevant Resource for inspection by representatives of the Contributor Group during normal business hours and in a manner consistent with Recipient’s security and other applicable protocols as the Contributor Group may reasonably require (including the right to take copies and extracts on reasonable advance notice).

8.3

If a Recipient comes into possession, custody or control of any data or documents of a confidential nature solely relating to the Contributor Group (including information relating to products, services, operations, intellectual property, opportunities, business affairs, disputes, investments and transactions), such Recipient shall in respect of such data and documents exercise no lesser security measures and degree of care than those which it applies to its own confidential information (and in no event shall be less than a reasonable standard of security and degree of care). Such Recipient shall (a) as soon as practicable return to the relevant Contributor all such data and documents and (b) upon confirmation of receipt thereof by the Contributor, destroy all copies of such data and documents in its possession, custody or control (including by erasing the same from any computer, database or cloud storage) and certify to the Contributor that this has been done.

8.4

No Party shall be liable to another Party for any delay or non-performance of its obligations under this Agreement to the extent arising from a force majeure event (being an event or circumstance which is beyond the control of, and without the fault or negligence of, the Party affected, including but not limited to service provider failures, acts of God, natural disasters, terrorism, riots, or war) and the performance of the affected Party’s obligations, to the extent affected by the force majeure event, shall be suspended during the period that the force majeure event persists. The affected Party shall promptly notify the other Parties of the cause of the delay or non-performance and the likely duration of the delay or non-performance and use commercially reasonable efforts to limit the effect of that delay or non-performance on the other Parties.

8.5

The Recipients shall severally indemnify, defend and hold the Contributor Group harmless from and against (a) the Assumed Liabilities of such Recipient and (b) any and all claims, demands, actions or causes of action that are asserted at any time against the Contributor Group which relate to or arise from any of the Resources for which Completion has occurred and any and all losses, liabilities, damages or expenses (including reasonable attorneys’ fees and disbursements) that the Contributor Group suffers or incurs as a result of any such claim, demand, action or causes of action or the assertion thereof, solely to the extent that such claim, demand, action or causes of action or the assertion relates to an action, or failure to act, taken by such Recipient with respect to such Resource, in each case, at or after Completion.

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8.6

The Contributors shall severally indemnify, defend and hold the Recipient Group harmless from and against any and all claims, demands, actions or causes of action that are asserted at any time against the Recipient Group which relate to or arise from any of the Resources and any and all losses, liabilities, damages or expenses (including reasonable attorneys’ fees and disbursements) that the Recipient Group suffers or incurs as a result of any such claim, demand, action or causes of action or the assertion thereof, solely to the extent that such claim, demand, action or causes of action or the assertion relates to (a) the Excluded Liabilities of such Contributor relating to such Resource, (b) an action, or failure to act, taken by such Contributor with respect to such Resource, in each case, prior to 1 January 2021 or as part of the mechanics of the Transfer of such Resource.

8.7

As a condition to the indemnity obligations contained in clauses 8.5 and 8.6, the Party seeking to be indemnified shall provide the relevant indemnifying Party with prompt notice of any claim for which indemnification shall be sought under such clauses and shall cooperate in all reasonable respects with the indemnifying Party in connection with any such claim. The indemnifying Party shall be entitled to (i) control the handling of any such claim and defend any such claim, in its sole discretion, with counsel of its own choosing, and (ii) settle any such claim without the consent of the indemnified Party, provided that such settlement does not involve the admission of any wrongdoing by the indemnified Party, does not restrict the indemnified Party’s future actions and includes a full release of the indemnified Party.

9.	LIABILITY

9.1

Notwithstanding anything contained herein to the contrary, the limitations and exclusions set out in this clause 9 shall not apply (and no limitation or exclusion of liability shall apply) with respect to the liability of any Party:

(a)	for death or personal injury;

(b)	for any fraud, fraudulent misrepresentation or wilful misconduct; or

(c)	to the extent such limitation or exclusion is not permitted by applicable law.

9.2

The Recipient Group expressly acknowledges and agrees that use of and reliance upon the Resources is at the Recipient Group’s sole risk and that the entire risk as to satisfactory quality, adequacy, performance, accuracy and effect is with the Recipient Group. To the maximum extent permitted by law, the Resources are provided “as is” and “as available,” with all faults and without warranty of any kind except as stated in this Agreement. Except as otherwise set forth herein, the Contributor Group hereby disclaims all warranties and conditions with respect to the Resources except as stated in this Agreement, either express, implied or statutory, including, but not limited to, any implied warranties and/or conditions of merchantability, of satisfactory quality, of fitness for a particular purpose, of accuracy, of quiet enjoyment and of non-infringement. The Contributor Group does not warrant against interference with the Recipient Group’s enjoyment of the Resources, that the performance of the Resources will meet the Recipient Group’s requirements, that the operation of any Resources will be uninterrupted or error-free, or that defects in the Resources will be corrected. No verbal or written information or advice given by the Contributor Group or its authorised representatives creates a warranty.

9.3

To the maximum extent permitted by law, in no event is any Contributor or its officers, directors, employees, representatives and successors and assigns liable to any Recipient for any damages whatsoever (including injury to person or property, damages for loss of business profits, business interruption, loss of business information, or other pecuniary loss) arising out of or in any way connected to use of or reliance upon the Resources by the Recipient Group.

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9.4	No Party shall be liable to any other Party for any losses, liabilities, damages, costs or expenses arising under and/or in connection with this Agreement which are:

(a)	related to damage to the reputation of a Party; or

(b)	loss of profit, revenue, goodwill, business opportunity or anticipated savings; or

(c)	indirect, special, punitive or consequential losses,

even if such losses, liabilities, damages, costs or expenses were foreseeable and notwithstanding that a Party had been advised of the possibility that such losses, liabilities, damages, costs or expenses were in the contemplation of another Party.

9.5

No Party shall be entitled to recover damages or obtain payment, reimbursement, restitution or indemnity more than once in respect of the same liability, loss, cost or damage. As between all the Parties to this Agreement, this Agreement creates bilateral rights and obligations only between each Contributor and each Recipient to whom it Transfers Resources. Those rights and obligations are personal to the relevant Contributor and the relevant Recipient and, accordingly, under no circumstances shall any Party to this Agreement be liable for any other Party’s performance or failure to perform any obligations that that other Party may have under this Agreement. Notwithstanding the foregoing, (a) Block.one shall procure that each Contributor complies with such Contributor’s obligations under this Agreement and (b) Bullish Global shall procure that each Recipient complies with such Recipient’s obligations under this Agreement.

9.6	The maximum aggregate liability of a Party to any other Party under and/or in connection with this Agreement, whether in contract, tort or otherwise, shall be limited as follows:

(a)	Liability relating to an Employee shall be capped at an amount equal to such Employee’s annual salary;

(b)	Liability relating to a Vendor Contract shall be capped at an amount equal to such Vendor Contract’s annual cost;

(c)	Liability relating to a Lease shall be capped at an amount equal to such Lease’s annual rent; and

(d)	Liability relating to an item of Equipment shall be capped at an amount equal to the carrying value of such Equipment.

9.7

Any claim that a Party may have against another arising under or in connection with this Agreement, and all liabilities relating to such claims, shall be deemed to be waived and absolutely barred on the date falling twelve (12) months after the date such claim became known to such Party, unless the claiming Party has notified the other Party of the claim in writing within that twelve-(12)-month period.

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10.	TERMINATION

10.1	This Agreement shall terminate upon the earlier of (a) Completion of all Transfers hereunder and (b) the Sunset Date.

10.2

Upon termination of this Agreement, all the rights and obligations of a Party under this Agreement shall cease immediately or at a time agreed by the Parties, except for those provisions which expressly or by implication are intended to continue without limit in time. Termination of this Agreement shall not affect any rights, liabilities or remedies arising under this Agreement before such termination.

10.3	Without prejudice to the foregoing, the provisions of clauses 7 through 12 shall survive termination of this Agreement and continue in force in accordance with their terms.

11.	GENERAL

11.1

This Agreement is personal to the Parties and no Party shall assign, transfer, mortgage, charge, subcontract, delegate, declare a trust over or deal in any other manner with any of its rights and obligations under this Agreement without the prior written consent of the other Parties.

11.2	A waiver of any right or remedy under this Agreement or by law is only effective if given in writing and shall not be deemed a waiver of any subsequent right or remedy.

11.3

No failure or delay by a Party to exercise any right or remedy provided under this Agreement or by law shall constitute a waiver of that or any other right or remedy, nor shall it prevent or restrict the further exercise of that or any other right or remedy. No single or partial exercise of such right shall prevent or restrict the further exercise of that or any other right or remedy.

11.4

The Agreement and the Master Services Agreement constitute the entire agreement between the Parties and supersedes and extinguishes all previous agreements, promises, assurances, warranties, representations and understandings between them, whether written or oral, relating to this subject matter.

11.5

No variation of this Agreement shall be effective unless it is in writing and signed by the Parties (or their authorised representatives). Notwithstanding anything contained herein to the contrary, and recognizing that the Contributor Group will control the publicly traded parent of the Recipient Group (“Pubco”), the Contributor Group hereby expressly agrees in any event where the consent, approval or authorization of a Recipient is required pursuant to the terms of this Agreement (including, without limitation, the consent of the member of the Oversight Committee nominated by the Recipient Group), such consent, approval or authorization shall only be deemed granted if (i) during the Interim Period, provided in writing by such Recipient (or such member of the Oversight Committee, as applicable) and the Purchaser’s authorized representative, or (ii) after the Interim Period, provided in writing by the Chief Executive Officer of Pubco (or his delegee(s)). The Purchaser is a Party to this Agreement solely for the purposes of obtaining the benefit of, and ability to enforce, its consent rights as set forth in this Agreement.

11.6

If any provision of this Agreement is or becomes invalid, illegal or unenforceable, it shall be deemed modified to the minimum extent necessary to make it valid, legal and enforceable. If such modification is not possible, the relevant provision shall be deemed deleted. Any modification to or deletion of a provision under this clause shall not affect the validity and enforceability of the rest of this Agreement.

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11.7	This Agreement may be executed in any number of counterparts, each of which when executed shall constitute a duplicate original, but all the counterparts shall together constitute the one Agreement.

11.8

Transmission of an executed counterpart of this Agreement (but for the avoidance of doubt not just a signature page) by email (in PDF, JPEG or other agreed format) shall take effect as delivery of an executed counterpart of this Agreement. If either method of delivery is adopted, without prejudice to the validity of the agreement thus made, each Party shall provide the others with the original of such counterpart as soon as reasonably possible thereafter. The Parties may execute this Agreement by way of electronic signatures, including through such means as DocuSign or equivalent technology.

11.9

A person who is not a Party to this Agreement has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

11.10

The Parties agree that irreparable damage would occur if any provision of this Agreement and the other documents entered hereunder were not performed in accordance with the terms hereof or thereof, and that the Parties shall be entitled to specific performance of the terms hereof and thereof, in addition to any other remedy to which they are entitled at law or in equity. Each Party (a) agrees that it shall not oppose the granting of such specific performance or relief and (b) hereby irrevocably waives any requirement for the security or posting of any bond in connection with such relief.

12.	GOVERNING LAW AND JURISDICTION

12.1	This Agreement and all related documents are governed by, and construed in accordance with, English law.

12.2

In event of any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination (the “Dispute”), the Dispute shall be referred to and finally resolved by arbitration administered by the London Court of International Arbitration (the “LCIA”) in accordance with the Arbitration Rules of LCIA for the time being in force, which rules are deemed to be incorporated by reference in this clause. The seat of the arbitration shall be London. The Tribunal shall consist of one arbitrator. The language of the arbitration shall be English.

This Agreement has been entered into on the date stated at the beginning of it.

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SCHEDULE 1

THE ORIGINAL PARTIES

Part A – Contributors

BLOCK.ONE, a Cayman exempt company with registered office at P.O. Box 309, Ugland House, Grand Cayman, Cayman Islands KY1-1104.

B1 SERVICES HK LIMITED, a Hong Kong limited company with registered office at 26/F, The Centrium, 60 Wyndham Street, Central, Hong Kong.

BLOCK.ONE LLC, a Delaware limited liability company with office address at 1701 Kraft Drive, Suite 1000, Blacksburg VA 24060.

SMART TECHNOLOGIES SEZC, a Cayman Islands exempted limited liability company and registered as a special economic zone company with registered office at P.O. Box 309, Ugland House, Grand Cayman, Cayman Islands KY1-1104.

Part B – Recipients

BULLISH GLOBAL, a Cayman exempt company with registered office at P.O. Box 309, Ugland House, Grand Cayman, Cayman Islands KY1-1104.

BULLISH (GI) LIMITED, a Gibraltar limited company with registered office at Suite 23, Portland House, Glacis Road, Gibraltar.

BULLISH HK LIMITED, a Hong Kong limited company with registered office at 26/F, The Centrium, 60 Wyndham Street, Central, Hong Kong.

BULLISH US LLC, a Delaware limited liability company with office address at 1701 Kraft Drive, Suite 1000, Blacksburg VA 24060.

BULLISH SG PTE LTD, a Singapore private limited company with office address at 80 Robinson Road, #02-00 Singapore 068898.

Part C – Acceding to this Agreement

This Agreement shall apply to and be binding on the Parties that have entered into this Agreement and each Affiliate of Block.one or Bullish Global from the moment that an authorised representative of that Affiliate agrees unconditionally and in writing with Block.one and Bullish Global to be bound by the terms of this Agreement in the capacity of either a Recipient or a Contributor. The form of the accession must be reasonably acceptable to Block.one and Bullish Global. Block.one and Bullish Global shall each retain copies of all written accessions received and shall make copies thereof available on reasonable request by any other party from time to time.

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SCHEDULE 2

OBLIGATIONS AT COMPLETION

A. Employees

In relation to an Employee:

1.	Acceptance of the Employee’s resignation from the Contributor.

2.	Delivery of all relevant information from the Employee’s service record, provided the Employee has given the Contributor written consent to do so.

B. Leases

In relation to a Lease:

1.	Due execution by the Transfer Parties of such conveyances, assignments, subleases, notices and other documents in the agreed form to Transfer the Lease to the Recipient.

2.	Delivery of all Third Party Consents required to vest in the Recipient the full benefit of the Lease.

3.	Delivery of possession of the Leased Premises.

4.	Delivery of all Records for the Leased Premises.

C. Equipment

In relation to an item of Equipment:

1.	Delivery of physical possession of the Equipment, with the intent that title in the Equipment shall pass by and upon such delivery.

2.	Delivery of all Records for the Equipment.

D. Vendor Contracts

In relation to a Vendor Contract:

1.	Due execution by the Transfer Parties of such conveyances, assignments, notices and other documents in the agreed form to Transfer the Vendor Contract to the Recipient.

2.	Delivery of all Third Party Consents required to vest in the Recipient the full benefit of the Vendor Contract.

3.	Delivery of (a) the original of the Vendor Contract or (b) a complete electronic copy of the Vendor Contract if it was executed electronically.

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SCHEDULE 3

EMPLOYEES

The Employees are as identified on the personnel list dated as at 30 June 2021 separately provided by Block.one to Bullish Global and the Purchaser on 6 July 2021.

Contributors and Recipients

For Employees currently employed by B1 Services HK Limited in Hong Kong, the Contributor is B1 Services HK Limited and the intended Recipient is Bullish HK Limited.

For Employees currently employed by B1 Services HK Limited (Singapore Branch) in Singapore, the Contributor is B1 Services HK Limited and the intended Recipient is Bullish SG Pte Ltd.

For Employees currently employed by Block.one LLC, the Contributor is Block.one LLC and the intended Recipient is Bullish US LLC.

For Employees currently employed by Smart Technologies SEZC, the Contributor is Smart Technologies SEZC and the intended Recipient is Bullish SEZC (to be incorporated).

Target Transfer Dates

The Target Transfer Date for each Employee in the “Transfer to Bullish” category on the abovementioned list is the date of Closing (as defined in the Business Combination Agreement) or, if later, the date on which the relevant Recipient becomes duly authorised and ready for onboarding employees.

The Target Transfer Date for each Employee in the “Future Transfer to Bullish” category on the abovementioned list is the date on which the Employee stops working on non-Bullish matters such that the Employee has completed transitioning from a shared Block.one and Bullish resource to being a dedicated Bullish resource.

In cases where an Employee’s visa will be impacted by the Transfer, timing will likely be affected.

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SCHEDULE 4

LEASES

Contributor:	B1 Services HK Limited
Recipient:	Bullish HK Limited

Leased Premises: 26/F The Centrium, 60 Wyndham Street, Hong Kong

•	Target Transfer Date: Same date as the relevant Employees are Transferred.

•	All or part to be sublet to the Recipient.

Leased Premises: 31/F The Centrium, 60 Wyndham Street, Hong Kong

•	Unit 31-01 and Unit 31-02A

•	Target Transfer Date: Same date as the relevant Employees are Transferred.

•	All or part to be sublet to the Recipient.

•	Unit 31-02B

•	Target Transfer Date: Same date as the relevant Employees are Transferred.

•	All or part to be sublet to the Recipient.

•	Unit 31-03A

•	Target Transfer Date: Same date as the relevant Employees are Transferred.

•	All or part to be sublet to the Recipient.

•	Unit 31-06

•	Target Transfer Date: Same date as the relevant Employees are Transferred.

•	All or part to be sublet to the Recipient.

•	Unit 31-03B and Unit 31-05B

•	Target Transfer Date: Same date as the relevant Employees are Transferred.

•	All or part to be sublet to the Recipient.

Leased Premises: 33/F The Centrium, 60 Wyndham Street, Hong Kong

•	Target Transfer Date: Same date as the relevant Employees are Transferred.

•	All or part to be sublet to the Recipient.

Contributor:	Block.one LLC
Recipient:	Bullish US LLC

Leased Premises: 1701 Kraft Drive SW, Blacksburg

•	Lessor: 1701 USA Holdings LLC (a subsidiary of Block.one LLC)

•	Target Transfer Date: Same date as the relevant Employees are Transferred.

•	All or part to be leased or sublet to the Recipient.

Leased Premises: 15/F in 1500 Wilson Blvd, Arlington

•	Target Transfer Date: Same date as the relevant Employees are Transferred.

•	All or part to be sublet to the Recipient.

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Contributor:	B1 Services HK Limited (Singapore Branch)
Recipient:	Bullish SG Pte Ltd

Leased Premises: Workspace 80 in 1 Keong Saik Road, Singapore

•	Target Transfer Date: Same date as the relevant Employees are Transferred.

•	Replacement premises are being investigated.

Contributor:	Smart Technologies SEZC
Recipient:	Bullish SEZC (to be incorporated)

Leased Premises: Block 13D, Parcel 418, BritCay House, Eastern Avenue, George Town, Grand Cayman, Cayman Islands

•	Target Transfer Date: Same date as the relevant Employees are Transferred.

•	All or part to be licensed or sub-licensed as required by the Special Economic Zone.

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SCHEDULE 5

EQUIPMENT

Contributor:	B1 Services HK Limited
Recipient:	Bullish HK Limited

Item	Target Transfer Date
Computer and office equipment at 26/F, 31/F and 33/F The Centrium including: • Notebooks • Desktops • Screens • Peripherals • Audio-visual equipment • Networking equipment • Telephony equipment	Same date as the relevant Employees are Transferred

Furniture and fixtures at 26/F, 31/F and 33/F The Centrium, including: • Office chairs • Occasional chairs • Desks • Meeting tables • Stools • Storage cabinets • Kitchen appliances	Same date as the relevant Leased Premises are Transferred

Leasehold improvements at 26/F, 31/F and 33/F The Centrium, including: • Flooring • Offices • Network cabling • Lighting • Kitchens	Same date as the relevant Leased Premises are Transferred

Contributor:	Block.one LLC
Recipient:	Bullish US LLC

Item	Target Transfer Date

Computer and office equipment at 1701 Kraft Drive or 15/F 1500 Wilson Blvd, including:

•  Notebooks

•  Desktops

•  Screens

•  Peripherals

•  Audio-visual equipment

•  Networking equipment

•  Telephony equipment

Same date as the relevant Employees are Transferred

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Furniture and fixtures located at 1701 Kraft Drive or 15/F 1500 Wilson Blvd, including: • Office chairs • Occasional chairs • Desks • Meeting tables • Stools • Storage cabinets • Kitchen appliances	Same date as the relevant Leased Premises are Transferred

Contributor:	B1 Services HK Limited (Singapore Branch)
Recipient:	Bullish SG Pte Ltd

Item	Target Transfer Date
Computer and office equipment at Workspace 80 in 1 Keong Saik Road, including: • Notebooks • Desktops • Screens • Peripherals	Same date as the relevant Employees are Transferred

Contributor:	Smart Technologies SEZC
Recipient:	Bullish SEZC (to be incorporated)

Item	Target Transfer Date
Computer and office equipment at Block 13D, Parcel 418, BritCay House, including: • Notebooks • Desktops • Screens • Peripherals	Same date as the relevant Employees are Transferred

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SCHEDULE 6

VENDOR CONTRACTS

Transfer Category*	Description
A	Existing contract to be assigned by the Contributor to the Recipient (bilateral).

B	New contract to be signed by Recipient before or upon expiry of existing contract.

C	Existing contract to be novated by the Contributor to the Recipient (tripartite) or other transfer mechanism.

D	The contract has been assigned by the Contributor to the Recipient (bilateral).

E	New contract has been entered into by the Recipient.

*	Based on business/vendor discussions to date; subject to change.

#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
Material Vendor Contracts
1.	Google Cloud Platform Ordering Document between Block.one LLC and Sada Systems, Inc., with an effective date of 4 September 2020.	Engineering	Block.one LLC	Bullish Global	E	Complete

2.	Google Cloud Master Agreement between Block.one LLC and Google LLC with an effective date of 5 September 2020.	IT & Security & Infrastructure	Block.one LLC	Bullish Global	C	1 August 2021

3.	Ordering Document Addendum between SADA Systems, Inc., and Block.one LLC, with an effective date of 17 March 2021.	IT & Security & Infrastructure	Block.one LLC	Bullish Global	A	15 August 2021

4.	Splunk Software License Agreement between Block.one and Splunk Inc., with an effective date of 19 November 2019; SOW SR-11821 and Quote Q-145911.	Engineering	Block.one	Bullish Global	A	1 August 2021

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#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
5.	Order Form (Q-288645) between Block.one LLC and Okta, Inc., with an effective date of 1 October 2020.	IT & Security & Infrastructure	Block.one LLC	Bullish Global	D	Complete

6.	Okta B1 Renewal Order Form—clickthru general T&Cs of Okta Inc., Master Subscription Agreement found at www.okta.com/terms	IT & Security & Infrastructure	Block.one LLC	Bullish Global	D	Complete

7.	Google Workspace—Terms of Service between Block.one and Google LLC [undated]	IT & Security & Infrastructure	Block.one	Bullish Global	A	15 October 2021

8.	Zoom order Form (Q10210461) between Zoom Video Communications, Inc., and block.one with an effective date of 14 June 2021.	IT & Security & Infrastructure	Block.one	Bullish Global	D	Complete

9.	Zoom Video Communications Master Subscription Agreement between Zoom Video Communications, Inc and block.one with an effective date of 31 October 2019.	IT & Security & Infrastructure	Block.one	Bullish Global	D	Complete

10.	Safebreach Service Subscription Agreement between B1 Services HK Limited and Safebreach Inc., with an effective date of 25 February 2021.	IT & Security & Infrastructure	B1 Services HK Limited	Bullish Global	D	Complete

11.	Order Form (ORD5016606-1) between ServiceNow Nederland B.V. and B1 Services HK Limited with an effective date of 30 November 2020.	Operations	B1 Services HK Limited	Bullish Global	D	Complete

12.	Master Subscription Agreement between Slack Technologies Limited and Block.one with an effective date of 26 July 2019.	IT & Security & Infrastructure	Block.one	Bullish Global	D	Complete

13.	Order Form Q-41984 between Block.one LLC and Slack Technologies, Inc., with an effective date of 18 December 2020.	IT & Security & Infrastructure	Block.one LLC	Bullish Global	D	Complete

14.	Service Order (10312020) between Block.one LLC and Itopia, Inc., with an effective date of 30 October 2020.	IT & Security & Infrastructure	Block.one LLC	Bullish Global	C	1 August 2021

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#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
15.	Service Order between Simpplr, Inc. and Block.one with an effective date of 12 December 2019.	IT & Security & Infrastructure	Block.one	Bullish Global	C	Complete

16.	Order Form (Q-16351) between HashiCorp, Inc., and B1 Services HK Limited with an effective date of 10 October 2020.	Financial Services	B1 Services HK Limited	Bullish Global	D	Complete

17.	Master Subscription Agreement between Block.one and Zendesk with an effective date of 3 July 2019 and Order Forms (Q346492) and (Q403627).	Engineering	Block.one	Bullish Global	C	1 August 2021

18.	Quotation (426856) between ii5 Hong Kong Limited and Orange Business Services Hong Kong Limited with an effective date of 10 January 2020.	IT & Security & Infrastructure	B1 Services HK Limited	Bullish HK Limited	A	60 days after lease transfer

19.	Quote (CC-QUO-108118) between ii5 Hong Kong Limited and SoftwareOne Hong Kong Limited with an effective date of 3 July 2018.	IT & Security & Infrastructure	B1 Services HK Limited	Bullish HK Limited	A	15 September 2021

20.	Price Quote (Q-305977) between Block.one LLC and JAMF Software, LLC, with an effective date of 27 December 2021.	IT & Security & Infrastructure	Block.one LLC	Bullish HK Limited	D	Complete

21.	Qualys: (1) Proposal: Qualys Express Suite Renewal, additional licenses (1,550) between block.one and Human Managed Hong Kong Limited with an effective date of 6 March 2020 and (2) Proposal: Qualys Container Security, VMDR bundle upgrade, between Human Managed Hong Kong and B1 Services HK Limited, with an effective date of 1 September 2020 .	IT & Security & Infrastructure	B1 Services HK Limited	Bullish Global	A	1 August 2021

22.	Proposal: Zscaler Private Access (ZPA) Renewal: 300 Connectors, 100 Users, between block.one and Human Managed Hong Kong Limited with an effective date of 10 June 2020.	IT & Security & Infrastructure	Block.one	Bullish Global	A	1 August 2021

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#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
23.	Proposal: Bitglass—Cloud Access Security Broker, between Human Managed Hong Kong and B1 Services HK Limited, with an effective date of 18 December 2020.	IT & Security & Infrastructure	B1 Services HK Limited	Bullish Global	A	1 August 2021

24.	Proposal: Proofpoint—Advanced Email Protection, between Human Managed Hong Kong and B1 Services HK Limited, with an effective date of 10 February 2021.	IT & Security & Infrastructure	B1 Services HK Limited	Bullish Global	A	1 August 2021

25.	Quote between Virtru Corporation and Block.one with an effective date of 29 January 2020.	IT & Security & Infrastructure	Block.one	Bullish Global	D	Complete

26.	LogMeIn Master Subscription Agreement between B1 Services HK Limited and LogMeIn Ireland Limited with an effective date of 21 November 2019.	IT & Security & Infrastructure	B1 Services HK Limited	Bullish Global	D	Complete

27.	Order Form (00230954) between LogMeIn Ireland Limited and B1 Services HK Limited with an effective date of 21 November 2020.	IT & Security & Infrastructure	B1 Services HK Limited	Bullish Global	D	Complete

28.	LogMeIn Order Form (OID #00291158) between B1 Services HK Limited and LogMeIn with an effective date of 18 November 2020.	IT & Security & Infrastructure	B1 Services HK Limited	Bullish Global	D	Complete

29.	Box.com Terms between Box and B1 Services HK Limited	IT & Security & Infrastructure	B1 Services HK Limited	Bullish Global	D	Complete

30.	AWS Customer Agreement (and related terms) between B1 Services HK Limited and Amazon Web Services, Inc	IT & Security & Infrastructure	B1 Services HK Limited	Bullish Global	B	23 July 2021

31.	Professional Services Agreement for Professional Services between block.one and Wavestone HK Limited with an effective date of 3 April 2019.	IT & Security & Infrastructure	Block.one	Bullish Global	E	Complete

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#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
32.	Customer Order Form (Q-36071) and email confirmation of renewal between Block.one and PagerDuty, Inc., with an effective date of 26 July 2020.	Engineering	Block.one	Bullish Global	E	Complete

33.	Sales Order Agreement between Block.one LLC and Ethos Technologies, Inc., with an effective date of 3 March 2020.	IT @ Security & Infrastructure	Block.one LLC	Bullish Global	D	Complete

34.	WhiteSource Software SaaS Subscription Agreement between Block.one LLC and WhiteSource Software, Inc., with an effective date of 18 September 2020.	IT & Security & Infrastructure	Block.one LLC	Bullish Global	D	Complete

35.	PhishLabs Service Order between Block.one LLC and Ecrime Management Strategies, Inc., with an effective date of 1 October 2020.	IT & Security & Infrastructure	Block.one LLC	Bullish Global	D	Complete

36.	Secureworks Master Services Agreement between Secureworks, Inc. and block.one with an effective date of 10 July 2019 and amendment with effective date of 28 June 2021.	IT & Security & Infrastructure	Block.one	Bullish Global	D	Complete

37.	Order Form (Q015809) between Block.one LLC and Browserstack, Inc., with an effective date of 30 December 2020.	IT & Security & Infrastructure	Block.one LLC	Bullish Global	D	Complete

38.	Master Subscription Agreement between Workday Limited and block.one with an effective date of 27 June 2019 and Order Forms 00189118.0 and 00189200.0.	Finance	Block.one	Bullish Global	B	TBD—as needed to meet regulatory requirements

Other Vendor Contracts

39.	Tray.io Master Subscription Agreement Order Form between B1 Services HK Limited and Tray.io, Inc., with an effective date of 5 February 2021.	Engineering	B1 Services HK Limited	Bullish Global	B	1 September 2021

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#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
40.	Scichart Renewal (Order ID ABTSOFT-2193)—clickthrough terms Scichart Software License Agreement	Engineering	Block.one	Bullish Global	B	31 August 2021

41.	Master Service Agreement and Charting Library License Agreement between TradingView, Inc., and Block.one with an effective date of 19 May 2020.	Engineering	Block.one	Bullish Global	E	Complete

42.	Statement of Work between B1 Services HK Limited and FDM Group HK Limited with an effective date of 07 May 2021 (BA/PMO—Sau Yu, Zoe Ng).	Engineering	B1 Services HK Limited	Bullish HK Limited	A	1 August 2021

43.	Professional Services Agreement between B1 Services HK Limited and FDM Group HK Limited with an effective date of 8 December 2020.	Engineering	B1 Services HK Limited	Bullish HK Limited	A	1 August 2021

44.	Statement of Work between B1 Services HK Limited and FDM Group HK Limited with an effective date of 1 February 2021 (Chung Chun Luk Zachary).	Engineering	B1 Services HK Limited	Bullish HK Limited	A	1 August 2021

45.	Statement of Work between B1 Services HK Limited and FDM Group HK Limited with an effective date of 2 March 2021 (Marcus Lam).	Engineering	B1 Services HK Limited	Bullish HK Limited	A	1 August 2021

46.	Statement of Work between B1 Services HK Limited and FDM Group HK Limited with an effective date of 24 May 2021 (Ken Yuk Him).	Engineering	B1 Services HK Limited	Bullish HK Limited	A	1 August 2021

47.	Statement of Work between B1 Services HK Limited and FDM Group HK Limited with an effective date of 31 May 2021 (Gareth Ka Lung Leong).	Engineering	B1 Services HK Limited	Bullish HK Limited	A	1 August 2021

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#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
48.	Statement of Work between B1 Services HK Limited and FDM Singapore Consulting Pte Ltd with an effective date of 14 December 2020 (Bernard Chng Kai Jie, Cynthia Ow, Dexter Huang, D-Vora Deby Santos Diwa, Marian Kang, Chen Jie)	Engineering	B1 Services HK Limited	Bullish HK Limited	A	1 August 2021

49.	Statement of Work between B1 Services HK Limited and FDM Singapore Consulting Pte Ltd with an effective date of 1 February 2021 (Daniel Tay).	Engineering	B1 Services HK Limited	Bullish HK Limited	A	1 August 2021

50.	Statement of Work between B1 Services HK Limited and FDM Singapore Consulting Pte Ltd with an effective date of 1 February 2021 (Sharath Rajesh).	Engineering	B1 Services HK Limited	Bullish HK Limited	A	1 August 2021

51.	Professional Services Agreement between Block.one LLC and Accolite, Inc., with an effective date of 10 September 2019.	Engineering	Block.one LLC	Bullish US LLC	A	1 September 2021

52.	Master Service Agreement between block.one LLC and Excella, Inc., with an effective date of 3 March 2020.	Engineering	Block.one LLC	Bullish US LLC	B	30 August 2021

53.	Professional Services Agreement between Block.one LLC and Excella, Inc., with an effective date of 15 November 2019.	Engineering	Block.one LLC	Bullish US LLC	B	30 August 2021

54.	Amendment One to Professional Services Agreement between block.one LLC and Excella, Inc., with an effective date of 2 July 2020.	Engineering	Block.one LLC	Bullish US LLC	B	30 August 2021

55.	Statement of Work for Professional Services (Vic Kumar) between Block.one LLC and Excella, Inc., with an effective date of 19 January 2021.	Engineering	Block.one LLC	Bullish US LLC	A	15 Jul 2021

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#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
56.	Statement of Work for Professional Services (Alex Martin) between Block.one LLC and Excella, Inc., with an effective date of 29 March 2021.	Engineering	Block.one LLC	Bullish US LLC	A	15 July 2021

57.S	Statement of Work for Professional Services (Bradley Hart) between Block.one LLC and Excella, Inc., with an effective date of 17 April 2021.	Engineering	Block.one LLC	Bullish US LLC	A	15 July 2021

58.	Statement of Work for Professional Services (Riley Babcock) between Block.one LLC and Excella, Inc., with an effective date of 21 October 2020.	Engineering	Block.one LLC	Bullish US LLC	A	15 July 2021

59.	Statement of Work for Professional Services (Wyn van Devanter) between Block.one LLC and Excella, Inc, with an effective date of 1 May 2021.	Engineering	Block.one LLC	Bullish US LLC	A	15 July 2021

60.	Amendment of Code Protection License Agreement between whiteCryption Corporation and Block.one with an effective date of 13 August 2020.	Engineering	Block.one	Bullish Global	A	30 September 2021

61.	Apple Developer Agreement between Apple Inc. and block.one LLC	Engineering	Block.one	Bullish Global	A	30 September 2021

62.	Apple Developer Program License Agreement between Apple Inc. and block.one LLC dated 28 October 2019	Engineering	Block.one LLC	Bullish Global	A	30 September 2021

63.	Code Protection License Agreement between whiteCryption Corporation and Block.one with an effective date of 17 January 2020.	Engineering	Block.one	Bullish Global	A	30 September 2021

64.	Corporate Membership Agreement between The Block Crypto, Inc. and B1 Services HK Limited dated 21 June 2021	Engineering	B1 Services HK LImited	Bullish Global	A	30 September 2021

CONFIDENTIAL

Execution Version

#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
65.	Insertion Order between Block.one and Induslynk Training Services Pvt. Ltd., with an effective date of 10 June 2020.	Engineering	Block.one	Bullish Global	A	30 September 2021

66.	Professional Services Agreement between B1 Services HK Limited and Sankey Business Solutions Private Limited with an effective date of 19 November 2020.	Engineering	B1 Services HK Limited	Bullish HK Limited	A	30 September 2021

67.	Proposal between Block.one and Usersnap GmbH with an effective date of 4 May 2020 (auto-renewed in May 2021).	Engineering	Block.one	Bullish Global	A	30 September 2021

68.	Tardis.dev Terms of Service and License Agreement between Tardis.dev dated 17 June 2021 through reseller Paddle.com.	Engineering	B1 Services HK Limited	Bullish Global	A	30 September 2021

69.	Sales Quotation 2020-08064 between SonarSource SA and B1 Services HK Limited with an effective date of 30 October 2020.	Engineering	B1 Services HK Limited	Bullish Global	B	1 November 2021

70.	Scope of Work for B1 Services HK Limited re Managed Resource (Version 3.0) from Cloud Comrade Pte Ltd with an effective date of 2 November 2020 and extended by PO-100422.	Engineering	B1 Services HK Limited	Bullish HK Limited	B	1 August 2021

71.	CryptoCompare Invoice between B1 Services HK Limited and CC Data Limited dated 19 February 2021 (inv-7536).	Engineering	B1 Services HK Limited	Bullish Global	B	1 August 2021

72.	Master Services Agreement between Block.one LLC and Object Computing, Inc., with an effective date of 12 June 2017.	Engineering	Block.one LLC	Bullish US LLC	B	1 August 2021

73.	Statement of Work No. 21 between Object Computing, Inc., and Block.one LLC, with an effective date of 15 February 2021.	Engineering	Block.one LLC	Bullish US LLC	B	1 October 2021

74.	Addendum D to Statement of Work No. 6 between Block.one LLC and Object Computing, Inc., with an effective date of 16 September 2020.	Engineering	Block.one LLC	Bullish US LLC	B	1 January 2022

CONFIDENTIAL

Execution Version

#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
75.	Statement of Work No. 15 between Object Computing, Inc., and block.one LLC, with an effective date of 7 october 2020.	Engineering	Block.one LLC	Bullish US LLC	B	1 October 2021

76.	Statement of Work No. 18 between Object Computing, Inc., and block.one LLC, with an effective date of 10 September 2020.	Engineering	Block.one LLC	Bullish US LLC	B	1 October 2021

77.	Statement of work No. 22 between Object Computing, Inc., and Block.one LLC with an effective date of 10 April 2021.	Engineering	Block.one LLC	Bullish US LLC	B	1 October 2021

78.	Statement of Work No. 23 between Object Computing, Inc., and Block.one LLC, with an effective date of 2 March 2021.	Engineering	Block.one LLC	Bullish US LLC	B	1 October 2021

79.	End User License Agreement between CData Software, Inc., and B1 Services HK Limited with an effective date of 23 December 2020.	Engineering	B1 Services HK Limited	Bullish Global	B	24 December 2021

80.	Consulting Agreement between ii5 Hong Kong Limited and Bit Easy Limited with an effective date of 3 February 2020.	Engineering	B1 Services HK Limited	Bullish HK Limited	B	25 July 2021

81.	Second Amendment Agreement between B1 Services HK Limited and Bit Easy Limited with an effective date of 25 January 2021.	Engineering	B1 Services HK Limited	Bullish HK Limited	B	25 July 2021

82.	SaaS Order Form between Thinkific Labs Inc and Block.one with an effective date of 10 June 2020.	Engineering	Block.one	Bullish Global	B	30 September 2021

83.	Order Form between block.one and Atlassian with an effective date of 7 October 2020.	Engineering	Block.one	Bullish Global	B	7 October 2021

84.	Master Service Agreement No. 20201116-1 between B1 Services HK Limited and Wachsman Pte. Ltd., with an effective date of 17 November 2020.	Engineering	B1 Services HK Limited	Bullish Global	E	Complete

85.	Professional Package Agreement between B1 Services HK Limited and Glassnode AG with an effective date of 1 February 2021.	Engineering	B1 Services HK Limited	Bullish Global	D	Complete

CONFIDENTIAL

Execution Version

#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
86.	CoinMarketCap invoice Number 8CDC31DD-0001 due May 21, 2021 and online CoinMarketCapAPI Commercial Terms of Use	Finance	B1 Services HK Limited	Bullish Global	B	1 January 2022

87.	FXLoader Cloud Master SaaS Agreement and Schedule (SaaS) No 1 between Care IT Services Ltd and Block.one with an effective date of 10 January 2020.	Finance	Block.one	Bullish Global	B	1 January 2022

88.	Fintech Recruiters Master Service Agreement—Contingency Recruiting Agreement between Fintech Recruiters Inc., and Block.one LLC, with an effective date of 21 April 2021.	HR	Block.one LLC	Bullish US LLC	A	1 August 2021

89.	Statement of Work 001 between Block.one LLC and Nice ID, LLC, with an effective date of 3 May 2021.	HR	Block.one LLC	Bullish US LLC	A	31 August 2021

90.	The Developer Link Ltd Master Service Agreement—Contingency Recruitment Services between The Developer Link Ltd and Block.one, LLC, with an effective date of 31 March 2021.	HR	Block.one LLC	Bullish US LLC	A	31 August 2021

91.	Services Agreement for Rental Reimbursement Program Reconciliation & Reporting Services between i-Admin (HK) Ltd and B1 Services HK Limited with an effective date of 10 December 2019.	HR	B1 Services HK Limited	Bullish HK Limited	B	1 September 2021

92.	Employment Screening Order Form (Order Form Amendment)—County Criminal Court Search, Federal Civil Court Search, Upper Civil Court Search between Block.one LLC and Inflection Risk Solutions, LLC (Goodhire) executed 10 March 2021.	HR	Block.one LLC	Bullish US LLC	B	30 August 2021

93.	Employment Screening Order Form (Order Form Amendment)—Employment Verification—Enhanced between Block.one LLC and Inflection Risk Solutions, LLC (Goodhire) executed 10 September 2020.	HR	Block.one LLC	Bullish US LLC	B	30 August 2021

CONFIDENTIAL

Execution Version

#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
94.	Employment Screening Order Form (Order Form Amendment)—Motor Vehicle Search, between Block.one LLC and Inflection Risk Solutions, LLC (Goodhire) with an effective date of 10 September 2020.	HR	Block.one LLC	Bullish US LLC	B	30 August 2021

95.	Background Screening Service Addendum—Singapore between First Advantage Limited and B1 Services HK Limited with an effective date of 6 March 2020.	HR	B1 Services HK Limited	Bullish SG Private Limited	B	31 August 2021

96.	Addendum to Services Agreement between First Advantage Limited and B1 Services HK Limited with an effective date of 1 January 2021.	HR	B1 Services HK Limited	Bullish SG Private Limited	B	31 August 2021

97.	Schedule A Amendment #1 between B1 Services HK Limited and First Advantage Limited with an effective date of 19 January 2021.	HR	B1 Services HK Limited	Bullish SG Private Limited	B	31 August 2021

98.	Service Addendum Consumer Credit Check (HK) between B1 Services HK Limited and First Advantage Limited with an effective date of 29 June 2012.	HR	B1 Services HK Limited	Bullish SG Private Limited	B	31 August 2021

99.	Services Agreement and Schedule A between B1 Services HK Limited and First Advantage Limited with an effective date of 1 September 2019.	HR	B1 Services HK Limited	Bullish SG Private Limited	B	31 August 2021

100.	Radford Surveys Statement of work and User Access Agreement between ii5 Hong Kong Limited and Aon Consulting, Inc., with an effective date of 28 February 2019.	HR	B1 Services HK Limited	Bullish US LLC	B	31 December 2021

101.	Rewards Solutions Statement of Work and Services Agreement between B1 Services HK Limited and Aon Consulting, Inc., with an effective date of 16 November 2020.	HR	B1 Services HK Limited	Bullish US LLC	B	31 December 2021

CONFIDENTIAL

Execution Version

#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
102.	Statement of Work for 2020 Services between B1 Services HK Limited and Aon Hewitt Hong Kong Limited with an effective date of 24 November 2020.	HR	B1 Services HK Limited	Bullish HK Limited	B	31 December 2021

103.	Master Service Agreement—Contingency Recruitment Services between block.one LLC and East Rock Software LLC, with an effective date of 1 June 2020.	HR	Block.one LLC	Bullish US LLC	B	31 August 2021

104.	Phaidon International US Inc. Master Service Agreement—Contingency Recruiting Agreement between Phaidon International US Inc., and Block.one LLC, with an effective date of 21 April 2021.	HR	Block.one LLC	Bullish US LLC	B	31 August 2021

105.	2018 Staffing Service Agreement between Mathys+Potestio LLC and Block.one LLC with an effective date of 28 January 2018.	HR	Block.one LLC	Bullish US LLC	D	Complete

106.	Amendment No. 1 to Master Services Agreement—Contingency Recruitment Services between Block.one and TEKsystems, Inc., with an effective date of 2 November 2020.	HR	Block.one	Bullish US LLC	D	Complete

107.	Job Posting Insertion Order #WS-20207532 between Block.one LLC and Web Scribble Solutions, Inc., with an effective date of 1 October 2020.	HR	Block.one LLC	Bullish US LLC	D	Complete

108.	Master Service Agreement between block.one LLC and Creative Circle LLC, with an effective date of 16 February 2021.	HR	Block.one LLC	Bullish US LLC	D	Complete

109.	Master Service Agreement between block.one LLC and Cryptorecruit Pty Ltd, with an effective date of 22 March 2021.	HR	Block.one LLC	Bullish US LLC	D	Complete

CONFIDENTIAL

Execution Version

#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
110.	Master Services Agreement and Amendment to Master Services Agreement, between Siegel Search LLC and Block.one LLC with an effective date of 14 August 2019.	HR	Block.one LLC	Bullish US LLC	D	Complete

111.	Order Form between Block.one LLC and LinkedIn, Inc., with an effective date of 24 July 2020.	HR	Block.one LLC	Bullish US LLC	D	Complete

112.	Permanent Placement Agreement between Spencer Gray, Inc., and block.one LLC, with an effective date of 14 February 2018.	HR	Block.one LLC	Bullish US LLC	D	Complete

113.	Staffing Master Services Agreement between Spencer Gray, Inc., and Block.one LLC, with an effective date of 14 February 2018.	HR	Block.one LLC	Bullish US LLC	D	Complete

114.	Recruiter Contingent Fee Agreement between Block.one LLC and Siegel Link LLC, with an effective date of 25 July 2017.	HR	Block.one LLC	Bullish US LLC	D	Complete

115.	Staffing Master Services Agreement between Spencer Gray, Inc., and Block.one LLC, with an effective date of 14 February 2018.	HR	Block.one LLC	Bullish US LLC	D	Complete

116.	Gartner, Inc. Service Agreement for block.one LLC between Gartner, Inc., and Block.one LLC, with an effective date of 1 March 2021.	IT & Security & Infrastructure	Block.one LLC	Bullish Global	A	15 August 2021

117.	Enterprise Service Order Form (Agreement number 00032122.0) between Block.one LLC and Cloudflare, Inc., with an effective date of 15 March 2021.	IT & Security & Infrastructure	Block.one LLC	Bullish Global	A	31 August 2021

118.	Service Order (Q618873.2-302113) between Dell Hong Kong Limited and B1 Services HK Limited with an effective date of 17 November 2020.	IT & Security & Infrastructure	B1 Services HK Limited	Bullish Global	A	60 days after Equipment transfer

CONFIDENTIAL

Execution Version

#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
119.	Quotation No. S202100075B between B1 Services HK Limited and Securitas Security Services (Hong Kong) Limited dated 07 May 2021.	IT & Security & Infrastructure	B1 Services HK Limited	Bullish Global	A	60 days after Lease transfer

120.	Quotation No. S202100249Rev1 between B1 Services HK Limited and Securitas Security Services (Hong Kong) Limited dated 22 April 2021.	IT & Security & Infrastructure	B1 Services HK Limited	Bullish Global	A	60 days after Lease transfer

121.	Master Professional Services Agreement between SADA Systems, Inc., and Block.one LLC, with an effective date of 20 November 2020.	IT & Security & Infrastructure	Block.one LLC	Bullish Global	B	15 August 2021

122.	Amendment #1 between International SOS Assistance Inc., and block.one, with an effective date of 30 September 2019.	IT & Security & Infrastructure	Block.one	Bullish HK Limited	B	1 January 2022

123.	Global Risk Management Program between International SOS and block.one with an effective date of 30 September 2019.	IT & Security & Infrastructure	Block.one	Bullish HK Limited	B	1 January 2022

124.	Proposal—Hong Kong Situational reporting Service, between Block.one and International SOS, with an effective date of 17 January 2020.	IT & Security & Infrastructure	Block.one	Bullish HK Limited	B	1 January 2022

125.	Fancy Chap Inc. (d/b/a Flywheel) Hosting Agreement and Amendment between block.one and Fancy Chap, Inc.	IT & Security & Infrastructure	Block.one	Bullish Global	B	1 October 2021

126.	Sucuri Enterprise Agreement dated August 1, 2019 between GodDaddy Media Temple Inc. d/b/a Sucuri and block.one.	IT & Security & Infrastructure	Block.one	Bullish Global	B	1 October 2021

127.	Master Service Agreement between Block.one and Risk and Strategic Management, Corp., with an effective date of 3 September 2019.	IT & Security & Infrastructure	Block.one	Bullish Global	B	1 September 2021

CONFIDENTIAL

Execution Version

#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
128.	Master Services Agreement between Risk IQ, Inc., and Block.one with an effective date of 28 August 2019.	IT & Security & Infrastructure	Block.one	Bullish Global	B	1 September 2021

129.	RiskIQ Order Form between Block.one and Risk IQ, Inc., with an effective date of 9 October 2020.	IT & Security & Infrastructure	Block.one	Bullish Global	B	1 September 2021

130.	Confirmation Letter between RiskIQ, Inc., and Block.one with an effective date of 23 January 2020.	IT & Security & Infrastructure	Block.one	Bullish Global	B	1 September 2021

131.	Darktrace Master Customer Agreement between Darktrace Limited and Block.one with an effective date of 31 May 2019.	IT & Security & Infrastructure	Block.one	Bullish Global	B	15 August 2021

132.	Product Order Form between Darktrace Limited and Block.one with an effective date of 28 May 2021.	IT & Security & Infrastructure	Block.one	Bullish Global	B	15 August 2021

133.	Master Services Agreement between Block.one LLC and Sycom Technologies, Inc., with an effective date of 4 March 2020.	IT & Security & Infrastructure	Block.one LLC	Bullish Global	B	15 August 2021

134.	Order Form (Quote #SP019720 v1) between Block.one LLC and Sycom Technologies, with an effective date of 4 December 2020.	IT & Security & Infrastructure	Block.one LLC	Bullish Global	B	15 August 2021

135.	Master Services Agreement between SMFS, Inc. (d/b/a Grimm) and Block.one with an effective date of 19 August 2019.	IT & Security & Infrastructure	Block.one	Bullish Global	B	15 August 2021

136.	Schedule 16 to Master Services Agreement between Block.one and SMFS, Inc. (dba GRIMM) with an effective date of 30 June 2021.	IT & Security & Infrastructure	Block.one	Bullish Global	A	15 August 2021

137.	Mondada Package Schedule between Mondada Pty Ltd and Block.one with an effective date of 23 July 2020.	IT & Security & Infrastructure	Block.one	Bullish Global	B	15 August 2021

138.	Quotation (10013-1) and Subscription Terms and Conditions between Bitsight Technologies, Inc., and Block.one with an effective date of 29 July 2019.	IT & Security & Infrastructure	Block.one	Bullish Global	B	15 August 2021

CONFIDENTIAL

Execution Version

#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
139.	Mobile Service Agreement Application (91820195, 91820671, 91829860, 91826050, 91827036, 91850482, 91858015, 91851309, 91859895, 91867981, 91867985, 91878950, 91893086, 91897352) between ii5 Hong Kong Limited and CSL Mobile Limited, with an effective date of 24 July 2019.	IT & Security & Infrastructure	B1 Services HK Limited	Bullish HK Limited	B	Rolling; commencing after roll-out of new device policy

140.	Quote (Q-27862-1) between Ansarada Pty Ltd and Block.one with ineffective date of 27 October 2020.	IT & Security & Infrastructure	Block.one	Bullish Global	B	27 November 2021

141.	Master Services Agreement between Xladius, Ltd and block.one LLC with an effective date of 29 October 2020.	IT & Security & Infrastructure	Block.one LLC	Bullish Global	B	30 September 2021

142.	Recovery Services Social Media Recovery Service Rider between Block.one and MarkMonitor [undated].	IT & Security & Infrastructure	Block.one	Bullish Global	B	30 September 2021

143.	Order Form between Markmonitor Inc and Block.one with an effective date of 5 August 2019.	IT & Security & Infrastructure	Block.one	Bullish Global	E	Complete

144.	Security Solutions Agreement between block.one LLC and Securitas Security Services USA, Inc., with an effective date of 22 January 2020.	IT & Security & Infrastructure	Block.one LLC	Bullish Global	B	60 days after lease transfer

145.	Addendum to Security Services Agreement between Block.one and Securitas Security Services USA, Inc., with an effective date of 1 January 2021.	IT & Security & Infrastructure	Block.one	Bullish Global	B	30 September 2021

146.	Amendment Modifying Security Services Agreement between block.one LLC and Securitas Security Services USA, Inc., with an effective date of 22 August 2019.	IT & Security & Infrastructure	Block.one LLC	Bullish Global	B	30 September 2021

CONFIDENTIAL

Execution Version

#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
147.	Amendment Modifying Security Services Agreement between block.one LLC and Securitas Security Services USA, Inc., with an effective date of 29 October 2019.	IT & Security & Infrastructure	Block.one LLC	Bullish Global	B	30 September 2021

148.	Change Order for Addendum to Security Services Agreement between Block.one LLC and Securitas Security Services USA Inc., with an effective date of 14 May 2020.	IT & Security & Infrastructure	Block.one LLC	Bullish Global	B	30 September 2021

149.	Change Order for Addendum to Security Services Agreement between Block.one, LLC and Securitas Security Services USA Inc., with an effective date of 23 April 2020.	IT & Security & Infrastructure	Block.one LLC	Bullish Global	B	30 September 2021

150.	Final Acceptance Submittal between Block.one LLC and Securitas with an effective date of 5 November 2020.	IT & Security & Infrastructure	Block.one LLC	Bullish Global	B	30 September 2021

151.	Security Solutions Agreement (1500 Wilson) between block.one LLC and Securitas Security Services USA, Inc., with an effective date of 22 January 2020.	IT & Security & Infrastructure	Block.one	Bullish Global	B	30 September 2021

152.	Master Subscription and Professional Services Limited between EJ2 Communications, Inc., and block.one with an effective date of 17 June 2019.	IT & Security & Infrastructure	Block.one	Bullish Global	D	Complete

153.	Order 00002355 between EJ2 Communications, Inc., and block.one with an effective date of 17 June 2019.	IT & Security & Infrastructure	Block.one	Bullish Global	E	Complete

154.	Order Form between New Relic, Inc. and Block.one with an effective date of 6 May 2020.	IT & Security & Infrastructure	Block.one	Bullish Global	E	Complete

155.	Customer Service Order Agreement between block.one LLC and Allied Telecom Group, LLC dated 30 December 2019.	IT & Security & Infrastructure	Block.one LLC	Bullish Global	A	30 September 2021

CONFIDENTIAL

Execution Version

#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
156.	Bugcrowd Order Quote-00006325 between block.one LLC and Bugcrowd Inc. dated 21 July 2020.	IT & Security & Infrastructure	Block.one LLC	Bullish (GI) Limited	E	Complete

157.	Privileged Membership Agreement between Practising Law Institute and B1 Services HK Limited with an effective date of 15 October 2019.	Legal & Compliance	B1 Services HK Limited	Bullish Global	B	1 September 2021

158.	Order Form (Q-47311) between Block.one and OneTrust with an effective date of 9 June 2020.	Legal & Compliance	Block.one	Bullish Global	B	15 July 2021

159.	Quote (Q-64197) between OneTrust Technology Limited and B1 Services HK Limited with an effective date of 30 October 2020.	Legal & Compliance	B1 Services HK Limited	Bullish Global	B	15 July 2021

160.	Order Form 2020 between block.one and HighQ Australia Pty Ltd with an effective date of 21 January 2020.	Legal & Compliance	Block.one	Bullish Global	B	1 October 2021

161.	Master Services Agreement, Order Form 444750, Order Form 441759 and Order Form 50146 between Navex Global UK Limited and B1 Services HK Limited with an effective date of 1 March 2021.	Legal & Compliance	B1 Services HK Limited	Bullish Global	B	1 September 2021

162.	Order Form (Q-02428101) and Order Form (02428095) between Refinitiv Limited and Block.one with an effective date of 18 March 2020.	Legal & Compliance	Block.one	Bullish Global	B	30 September 2021

163.	Screening Schedule and Order Form (02661443) between B1 Services HK Limited and Refinitiv Limited with an effective date of 23 March 2021.	Legal & Compliance	B1 Services HK Limited	Bullish Global	B	30 September 2021

164.	Addendum re BAU Services between Block.one and HewardMills Ltd with an effective date of 17 January 2021.	Legal & Compliance	Block.one	Bullish HK Limited	B	31 August 2021

CONFIDENTIAL

Execution Version

#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
165.	Service Agreement between Block.one and HewardMills Ltd with an effective date of 17 January 2020.	Legal & Compliance	Block.one	Bullish HK Limited	B	31 August 2021

166.	Order Form (Q-00522712) between DocuSign, Inc., and block.one, with an effective date of 30 November 2020.	Legal & Compliance	Block.one	Bullish Global	B	31 October 2021

167.	AKQA Master Consulting Agreement between AKQA, Inc., and block.one with an effective date of 30 October 2019.	Marketing & Comm	Block.one	Bullish Global	D	Complete

168.	B1 Retained Team Statement of Work and Extension between Block.one and AKQA, Inc., with an effective date of 9 November 2020 and 10 May 2021.	Marketing & Comm	Block.one	Bullish Global	D	Complete

169.	Master Agreement for Licensed Research or Consulting & Advisory Services between Forrester Research, Inc., and B1 Services HK Limited, with an effective date of 18 October 2019.	Marketing & Comm	B1 Services HK Limited	Bullish Global	B	22 October 2021

170.	Purchase Agreement between Forrester Research, Inc., and B1 Services HK Limited, with an effective date of 23 October 2020.	Marketing & Comm	B1 Services HK Limited	Bullish Global	B	22 October 2021

171.	Cision Order Form (Q-338418) between Cision US Inc., and block.one, with an effective date of 7 October 2019.	Marketing & Comm	Block.one	Bullish Global	B	31 July 2021

172.	Renewal letter between Cision US Inc., and B1 Services HK Limited, with an effective date of 1 October 2020.	Marketing & Comm	B1 Services HK Limited	Bullish Global	B	31 July 2021

173.	Getty Images’ North America Premium Access Agreement between Getty Images, Inc., and Block.one LLC, with an effective date of 11 May 2021.	Marketing & Comm	Block.one LLC	Bullish Global	D	Complete

174.	Professional Services Agreement between B1 Services HK Limited and Ogilvy & Mather (Hong Kong) Private Limited, with an effective date of 17 February 2021.	Marketing & Comm	B1 Services HK Limited	Bullish Global	D	Complete

CONFIDENTIAL

Execution Version

#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
175.	Master Subscription Agreement between Block.one LLC and salesforce.com, inc., with an effective date of 31 August 2020.	Marketing & Comm	Block.one LLC	Bullish Global	D	Complete

176.	Order Form Q-03845198 between block.one and salesforce.com, inc., with an effective date of 31 August 2020.	Marketing & Comm	Block.one	Bullish Global	D	Complete

177.	Contract Employee Addendum Staffing Master Services Agreement Exhibit A, Attachment #1213 between Block.one LLC and Spencer Gray, Inc., with an effective date of 18 March 2021. (Alex Slater)	Marketing & Comm	Block.one LLC	Bullish US LLC	D	Complete

178.	Contract Employee Addendum Staffing Master Services Agreement Exhibit A, Attachment #1287 between Block.one LLC and Spencer Gray, LLC, with an effective date of 3 June 2021. (Ralph Millard)	Marketing & Comm	Block.one LLC	Bullish US LLC	D	Complete

179.	Contract Employee Addendum Staffing Master Services Agreement Exhibit A, Attachment #1479 between Block.one LLC and Spencer Gray, Inc., with a start date of 18 March 2021 (Elijah Kang)	Marketing & Comm	Block.one LLC	Bullish US LLC	D	Complete

180.	Document Solution Agreement between B1 Services HK Limited and Fuji Xerox (Hong Kong) Limited with an effective date of 1 January 2021.	Operations	B1 Services HK Limited	Bullish Global	A	Within 60 days of Lease transfer

181.	Document Solution Agreements between Fuji Xerox (Hong Kong) Limited and B1 Services HK Limited, with effective dates of 28 February 2019 and 6 June 2019.	Operations	B1 Services HK Limited	Bullish Global	A	Within 60 days of Lease transfer

182.	Fixed Price Rental Agreement / Full Service Maintenance Agreement between B1 Services HK Limited and Fuji Xerox (Hong Kong) Limited, with an effective date of 28 December 2018.	Operations	B1 Services HK Limited	Bullish Global	A	Within 60 days of Lease transfer

CONFIDENTIAL

Execution Version

#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
183.	Master Service Order Form to the U.S. Services Agreement between 1701 USA Holdings LLC and Verizon Business Network Services LLC dated 12-March-2021 and online terms: www.verizon.com/business/service_guide/reg/g-omt-us-toc-2021MAR01.htm	Operations	Block.one LLC	Bullish Global	A	30 September 2021

184.	Service Agreement between Stericycle, Inc., on behalf of itself and its subsidiary Shred-it USA LLC and block.one LLC with an effective date of 24-January-2019.	Operations	Block.one LLC	Bullish Global	A	31 October 2021

185.	Agreement for Unattended Vending and Coffee Services between block.one LLC and Compass Group USA, Inc. with an effective date of 3 March 2020.	Operations	Block.one LLC	Bullish Global	A	1 January 2022

186.	Business Travel Accident Proposal (Chubb) between Block.one LLC and Chubb Limited, with an effective date of 1 November 2019.	Operations	Block.one LLC	Bullish US LLC	B	1 January 2022

187.	Corporate Travel Agreement and Amendments etween B1 Services HK Limited and Cathay Pacific Airways Limited.	Operations	B1 Services HK Limited	Bullish HK Limited	B	1 January 2022

188.	Online Terms and Conditions 2.0 between Carlson WagonLit Travel, Inc., and Block.one LLC, with an effective date of 27 August 2018.	Operations	Block.one LLC	Bullish Global	B	1 January 2022

189.	ProcurementIQ, a Division of IBISWorld—Application for Renewal Addendum between IBISWorld and B1 Services HK Limited, with an effective date of 2 January 2021.	Operations	B1 Services HK Limited	Bullish HK Limited	B	1 January 2022

190.	American Airlines Corporate Travel Agreement between B1 Services HK Limited and American Airlines (and related Addendum) dated 1 December 2019	Operations	B1 Services HK Limited	Bullish HK Limited	B	31 December 2021

CONFIDENTIAL

Execution Version

#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
191.	Apple Direct Customer Agreement between Apple Asia Limited and B1 Services HK Limited with an effective date of 12 August 2020.	Operations	B1 Services HK Limited	Bullish HK Limited	B	31 December 2021

192.	Apple Direct Customer Agreement between Apple South Asia Pte. Ltd., and B1 Services HK Limited, with an effective date of 27 November 2020.	Operations	B1 Services HK Limited	Bullish SG Private Limited	B	31 December 2021

193.	Office Supplies Agreement between B1 Services HK Limited and Lyreco (Hong Kong) Company Limited with an effective date of 12 January 2021.	Operations	B1 Services HK Limited	Bullish HK Limited	B	31 December 2021

194.	Iron Mountain Customer Agreement between Iron Mountain Hong Kong Limited and B1 Services HK Limited with an effective date of 1 December 2019.	Operations	B1 Services HK Limited	Bullish Global	B	60 days after Lease transfer

195.	OfficeSpace Software Data Processing Addendum between OfficeSpace Software Inc. and block.one dated 7-January-2020.	Operations	Block.one	Bullish Global	B	60 days after Lease transfer

196.	Quotation of Hygiene Service—Workplace Hygiene and Sanitizing Service between B1 Services HK Limited and Rentokil Initial Hong Kong Limited with an effective date of 28 July 2020.	Operations	B1 Services HK Limited	Bullish Global	B	60 days after Lease transfer

197.	HKT Application for Business Broadband by B1 Services HK Limited and HKT dated 15 June 2021	Operations	B1 Services HK Limited	Bullish Global	B	60 days after Lease transfer

198.	HKT Business Telephone Line Service between B1 Services HK Limited and HKT dated 15 June 2021	Operations	B1 Services HK Limited	Bullish Global	B	60 days after Lease transfer

199.	Subscription Services Agreement between OfficeSpace Software Inc. and block.one dated 7-January-2020.	Operations	Block.one	Bullish Global	B	60 days after Lease transfer

#	Vendor Contract details	Function	Contributor	Recipient	Transfer Category	Target Transfer Date
200.	SAAS Services Order Form between Block.one and Mango Technologies, Inc., with an effective date of 13 May 2020.	Shared	Block.one	Bullish Global	E	Complete

201.	Quote (00005411) between B1 Services HK Limited and Palisade Company, LLC, with an effective date of 6 November 2020.	Strategy	B1 Services HK Limited	Bullish Global	B	7 November 2021

SIGNED for and on behalf of the Parties

BLOCK.ONE

/s/ Andrew Bliss
Name: Andrew Bliss
Title: Director

B1 SERVICES HK LIMITED

/s/ Stephen Ellis
Name: Stephen Ellis
Title: Authorised Signatory

BLOCK.ONE LLC

/s/ Stephen Ellis
Name: Stephen Ellis
Title: Authorised Signatory

SMART TECHNOLOGIES SEZC

/s/ Andrew Bliss
Name: Andrew Bliss
Title: Director

[Signature page of Contribution Agreement]

BULLISH GLOBAL

/s/ Kokuei Yuan
Name: Kokuei Yuan
Title: Director

BULLISH (GI) LIMITED

/s/ Russell Eldridge
Name: Russell Eldridge
Title: Director

BULLISH US LLC

/s/ Aaron Liebling
Name: Aaron Liebling
Title: Authorised Signatory

BULLISH HK LIMITED

/s/ Max Nam-Storm
Name: Max Nam-Storm
Title: Director

BULLISH SG PTE LTD

/s/ Alexander See
Name: Alexander See
Title: Director

[Signature page of Contribution Agreement]

FAR PEAK ACQUISITION CORPORATION

/s/ Thomas Farley
Name: Thomas Farley
Title: Chief Executive Officer

[Signature page of Contribution Agreement]